UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No.     )

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ADVANCED SERIES TRUST
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A-1

ADVANCED SERIES TRUST

AST Large-Cap Value Portfolio

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT

March 13, 2009

To the Shareholders:

On November 6, 2008, at a regular meeting of the Board of Trustees of Advanced Series Trust (AST), the Trustees approved a new subadvisory agreement for the AST Large-Cap Value Portfolio (the Portfolio).

AST Investment Services, Inc. (ASTI) and Prudential Investments LLC (PI), as the investment managers of AST, have: (i) entered into a new subadvisory agreement with Eaton Vance Management (Eaton Vance or EVM) relating to the Portfolio and (ii) terminated the subadvisory agreement with JP Morgan Asset Management (JP Morgan) relating to the Portfolio. The investment management agreement and other subadvisory agreements relating to the Portfolio will not change as a result of Eaton Vance’s replacement of JP Morgan as a subadviser for the Portfolio.

This information statement describes the circumstances surrounding the Trustees' approval of the new subadvisory agreement and provides you with an overview of its terms. PI and ASTI will continue as AST’s investment managers. This information statement does not require any action by you. It is provided to inform you about Eaton Vance’s replacement of JP Morgan as a subadviser for the Portfolio.

By order of the Board,

Deborah A. Docs

Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

A-2

ADVANCED SERIES TRUST

AST Large-Cap Value Portfolio

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT

March 13, 2009

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST Large-Cap Value Portfolio (the Portfolio or the Large-Cap Value Portfolio), a series of Advanced Series Trust (AST or the Trust), pursuant to the terms of an order (the Manager of Managers Order) issued to the Trust by the Securities and Exchange Commission (the SEC). The Manager of Managers Order permits the Trust's investment managers to hire new subadvisers that are not affiliated with the investment managers, to terminate subadvisory agreements, and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, without obtaining shareholder approval.

AST is a management investment company registered under the Investment Company Act of 1940 (the 1940 Act). AST is organized as a Massachusetts business trust. The Portfolio is a series of the Trust.

The Trustees of AST are collectively referred to herein as the "Board" or "Trustees." The principal executive offices of AST are located at 100 Mulberry Street, Newark, NJ 07102. AST Investment Services, Inc. (ASTI) and Prudential Investments LLC (PI and, together with ASTI, the Managers) serve as the investment managers of AST.

This information statement relates to the approval by the Board of: (i) a new subadvisory agreement (the Subadvisory Agreement) and (ii) the termination of another subadvisory agreement, as described below:

At a meeting of the Board held on November 6, 2008, the Board unanimously approved: (i) a new subadvisory agreement between the Managers and Eaton Vance Management (Eaton Vance) with respect to the Portfolio and (ii) the termination of the subadvisory agreement between the Managers and JP Morgan Asset Management (JP Morgan) with respect to the Portfolio. These revised subadvisory arrangements became effective as of December 13, 2008.

In addition to Eaton Vance, Hotchkis & Wiley Capital Management LLC (Hotchkis & Wiley) and Dreman Value Management LLC (Dreman) currently serve as subadvisers for the Portfolio. The subadvisory agreements for Hotchkis & Wiley and Dreman were last approved by the Trustees, including a majority of the Trustees who were not parties to the agreement and were not interested persons of those parties, as defined in the 1940 Act (collectively, the Independent Trustees), on June 4-5, 2008.

The Trust is providing this information statement to contract owners who had account balances invested in the Portfolio as of December 13, 2008. The Portfolio will pay for the costs associated with preparing and distributing this information statement to Portfolio shareholders. This information statement will be mailed on or about March 27, 2009.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Annual and Semi-Annual Reports

The Trust’s annual and semi-annual reports are sent to shareholders. Only one report is delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust's most recent annual and semi-annual reports may be obtained without charge by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 or by calling (800) 225-1852 (toll free).

Shareholder Information

Information on the share ownership of the Portfolio is set forth in Exhibit D to this Information Statement.

NEW SUBADVISORY AGREEMENT

At a meeting of the Board held on November 6, 2008, the Trustees, including the Independent Trustees, unanimously approved the recommendations by the Managers to: (i) appoint Eaton Vance as a subadviser with respect to the Large-Cap Value Portfolio and (ii) terminate the subadvisory agreement with JP Morgan.

The new subadvisory agreement between the Managers and Eaton Vance is attached as Exhibit A to this Information Statement.

Eaton Vance is located at 255 State Street, Boston, Massachusetts 02109 until March 22, 2009, and at Two International Place, Boston, Massachusetts 02110 thereafter.

Information on the management of Eaton Vance and other funds managed by each of them is set forth in Exhibit B to this Information Statement.

Board Consideration of Subadvisory Agreement:

The Board considered whether the approval of the Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders. Before approving the Subadvisory Agreement, the Trustees reviewed performance, compliance and organization materials regarding Eaton Vance and received presentations from the Managers, as well as from representatives of Eaton Vance. The Board also received materials relating to the Subadvisory Agreement and had the opportunity to ask questions and request further information in connection with their consideration. In making the determination to retain Eaton Vance as a subadviser and to terminate the subadvisory agreement with JP Morgan, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the following information:

Nature, Quality and Extent of Services.  The Board received and considered information regarding the nature and extent of services to be provided to the Portfolio by Eaton Vance under the Subadvisory Agreement, namely, Eaton Vance would provide day-to-day fund management services and comply with all policies and applicable rules and regulations. The Board also noted that the nature and extent of services to be provided to the Portfolio under the Subadvisory Agreement were generally similar to those provided by the other current subadvisers to the Portfolio under their respective subadvisory agreements.

With respect to the quality of services, the Board considered, among other things, the background and experience of Eaton Vance's fund management team. The Board was also provided with information pertaining to Eaton Vance's organizational structure, senior management, investment operations, and other relevant information pertaining to Eaton Vance. The Board noted that they received a favorable compliance report from the Trust’s Chief Compliance Officer ("CCO") as to Eaton Vance.

The Board concluded that there was a reasonable basis on which to conclude that the services to be provided to the Portfolio by Eaton Vance under the Subadvisory Agreement should be comparable to the services currently provided by JP Morgan to the Portfolio. The Board concluded that they were satisfied with the nature, extent and quality of the investment subadvisory services to be provided by Eaton Vance.

Investment Subadvisory Fee Rates.  The Board also considered, among other things, that the proposed fee rate payable to Eaton Vance by the Managers under the Subadvisory Agreement was lower than the fee rate payable to JP Morgan by the Managers under the current subadvisory agreement. The Board also considered that these fee rates would not affect the management fees paid by the Portfolio, as the subadvisory fees will be paid to Eaton Vance by the Managers, not the Portfolio. The Board noted that they had recently reviewed the fee rates paid to JP Morgan by the Managers in connection with the recent annual review of the current subadvisory agreement and determined that the fee rates payable to JP Morgan were reasonable. The Board concluded that the proposed subadvisory fee rates payable to Eaton Vance under the Subadvisory Agreement were reasonable.

Profitability.  Because the engagement of Eaton Vance is new, there is no historical profitability with regard to its arrangements with the Large-Cap Value Portfolio. As a result, the Board did not consider this factor. The Board also noted that it will consider profitability as part of any future annual review of the Subadvisory Agreement.

Economies of Scale.  The Board considered the potential for Eaton Vance to experience economies of scale as the amount of assets of the managed by Eaton Vance increased in size. The Board considered that the proposed subadvisory fee for Eaton Vance would include breakpoints in the fee rate paid by the Managers to Eaton Vance, and that the subadvisory breakpoints would reduce that fee rate if the amount of assets of the Portfolio managed by Eaton Vance increased in size. The Board noted that it would consider economies of scale as part of any future annual review of the Subadvisory Agreement.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser.  The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Eaton Vance and its affiliates as a result of Eaton Vance’s subadvisory relationship with the Portfolio. The Board concluded that any potential benefits to be derived by Eaton Vance included its ability to use soft dollar credits, potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

Conclusion

Based on the materials provided to the Board and the presentations made by the Managers and Eaton Vance, the Board concluded that approving the Subadvisory Agreement between the Managers and Eaton Vance was in the best interests of the Portfolio and its beneficial shareholders.

Terms of the Subadvisory Agreement

Under the Subadvisory Agreement, Eaton Vance is compensated by the Managers (and not the Portfolio) for the portion of assets it manages as follows:

Subadviser	Contractual Subadvisory Fee Rates*
Eaton Vance

0.25% of average daily net assets up to $250 million;
0.24% of average daily net assets from $250 million to $500 million;
0.23% of average daily net assets from $500 million to $1 billion; and
0.22% of average daily net assets over $1 billion

* For purposes of calculating the subadvisory fee payable to Eaton Vance with respect to the Portfolio, the assets of the Portfolio managed by Eaton Vance will be aggregated with the assets in all portfolios managed by Eaton Vance that are managed by ASTI and/or PI and that have substantially the same investment strategy (i.e., domestic large cap value).

The Subadvisory Agreement provides that, subject to the supervision of the Managers and the Board, Eaton Vance is responsible for managing the investment operations of a portion of the Portfolio’s assets and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, Eaton Vance will provide the Managers with all books required to be maintained by an investment subadviser and will render to the Trustees such periodic and special reports as the Board may reasonably request.

The Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) the Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (ii) the Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Trust's management agreement with the Managers, and (3) the Subadvisory Agreement may be terminated at any time by Eaton Vance or by the Managers on not more than 60 days' nor less than 30 days' written notice to the other party to the Subadvisory Agreement.

The Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Eaton Vance will not be liable for any act or omission in connection with its activities as subadviser to the Portfolio.

MANAGEMENT OF THE TRUST

The Managers

PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, and ASTI, One Corporate Drive, Shelton, Connecticut 06484, serve as AST's managers under a management agreement (the AST Management Agreement), dated as of May 1, 2003, and renewed thereafter as required by the 1940 Act. PI and ASTI are both wholly owned subsidiaries of PIFM Holdco, LLC, 100 Mulberry Street, Newark, New Jersey 0712-4077, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey 07102-4077. As of December 31, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, and those companies had aggregate assets of approximately $82.6 billion.

The AST Management Agreement was last approved by the Trustees, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the 1940 Act) on June 9-11, 2008. The beneficial shareholders of AST last approved the AST Management Agreement on April 3, 2003.

Terms of the AST Management Agreement

Pursuant to the AST Management Agreement, the Managers are subject to the supervision of the Trustees of AST and, in conformity with the stated policies of AST, the Managers manage both the investment operations of AST and the composition of AST's investment portfolio, including the purchase, retention and disposition of portfolio securities. The Managers are authorized to enter into subadvisory agreements for investment advisory services in connection with the management of AST. The Managers will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

The Managers review the performance of all subadvisers engaged for AST, and make recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, the Managers are obligated to keep certain books and records of each AST Portfolio. The Managers also administer AST's business affairs and, in connection therewith, furnish AST with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by PFPC Trust Company (PFPC), AST's custodian and PFPC, Inc., AST's transfer and dividend disbursing agent (Transfer Agent). The management services of the Managers for AST are not exclusive under the terms of the AST Management Agreement, and the Managers are free to, and do, render management services to others.

The Managers have authorized any of their officers and employees who have been elected as Trustees or officers of the Trusts to serve in the capacities in which they have been elected. All services furnished by the Managers under the AST Management Agreement may be furnished by any such officers or employees of the Managers.

In connection with its management of the business affairs of AST, the Managers bear the following expenses:

•  the salaries and expenses of all of its and AST's personnel, except the fees and expenses of Trustees who are not affiliated persons of the Managers or AST's subadvisers;

•  all expenses incurred by the Managers or by AST in connection with managing the ordinary course of AST's business, other than those assumed by AST, as described below; and

•  the fees payable to each subadviser for the Portfolio pursuant to the subadvisory agreement among the Managers and relevant subadviser.

 For their services, the Portfolio compensates the Managers as follows:

Fund	Current Investment Management Fee Rate (as a percentage of average daily net assets)	Aggregate Investment Management Fees for Fiscal Year Ended December 31, 2008
AST Large-Cap Value Portfolio	0.75% of the Portfolio's average daily net assets	$15,131,565

Under the terms of the AST Management Agreement, AST is responsible for the payment of the following expenses:

•  the fees payable to the Managers;

•  the fees and expenses of Trustees who are not affiliated persons of the Managers or the Portfolio’s subadvisers;

•  the fees and certain expenses of the Trust's custodian and transfer and dividend disbursing agent, including the cost of providing records to the Managers in connection with its obligations of maintaining required records of AST and of pricing AST's shares;

•  the charges and expenses of AST's legal counsel and independent accountants;

•  brokerage commissions and any issue or transfer taxes chargeable to AST in connection with its securities transactions;

•  all taxes and corporate fees payable by AST to governmental agencies;

•  the fees of any trade associations of which AST may be a member;

•  the cost of share certificates representing shares of AST;

•  the cost of fidelity and liability insurance;

•  the fees and expenses involved in registering and maintaining registration of AST and of its shares with the SEC and qualifying AST shares under state securities laws, including the preparation and printing of AST's registration statements and prospectuses for such purposes;

•  allocable communications expenses with respect to investor services and all expenses of contract owner and Board meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to contract owners in the amount necessary for distribution to the contract owners; and

•  litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of AST's business.

The AST Management Agreement provides that the Managers will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the AST Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The AST Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The AST Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees of AST, by vote of a majority of an AST Portfolio’s outstanding voting securities (as defined in the 1940 Act) or by the Managers, upon not more than 60 days' nor less than 30 days' written notice to AST.

Information About PI and ASTI

PI and ASTI are both wholly-owned subsidiaries of PIFM Holdco, LLC, 100 Mulberry Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), a major, diversified insurance and financial services company. Prudential's address is 751 Broad Street, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company. ASTI is organized as a Connecticut corporation.

Directors and Officers of PI and ASTI

Set forth below are the names, titles and principal occupations of the principal executive officers of PI. Unless otherwise indicated, the address of each individual is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name	Position with PI	Principal Occupations
Robert F. Gunia	Executive Vice President and Chief Administrative Officer

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.; Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Kathryn L. Quirk	Executive Vice President and Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of The Prudential Insurance Company of America; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; Executive Vice President, Chief Legal Officer and Secretary of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Judy A. Rice	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute

Name	Position with PI	Principal Occupations
Valerie M. Simpson	Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance

Grace C. Torres	Assistant Treasurer and Senior Vice President

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Set forth below are the names, titles and principal occupations of the officers and directors of ASTI. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484-0883.

Name	Position with ASTI	Principal Occupations
Timothy S. Cronin	Officer-in-Charge, President, Chief Executive Officer, Chief Operating Officer and Director	President, Chief Executive Officer, Chief Operating Officer, Officer-In-Charge, and Director (since June 2005) of AST Investment Services, Inc.; Vice President of Prudential Investments LLC
Kathryn L. Quirk	Vice President and Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of The Prudential Insurance Company of America; Executive Vice President, Chief Legal Officer and Secretary of AST Investment Services, Inc.; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Valerie M. Simpson	Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance

Robert F. Gunia	Executive Vice President, Chief Administrative Officer and Director

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.; Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Michael Bohm	Vice President, Chief Financial Officer, and Assistant Treasurer	Chief Financial Officer, Vice President, and Assistant Treasurer (since March 2006) of AST Investment Services, Inc.

Custodian

PFPC Trust Company (PFPC), 103 Bellevue Parkway, Wilmington, Delaware 19809 serves as Custodian for the Portfolio’s securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with AST. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Fund and is reimbursed for its transfer agent expenses which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

PNC Global Investment Servicing (U.S.) Inc. (PNC) serves as sub-transfer agent to the Fund. PMFS has contracted with PNC, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate PNC for such services.

Distribution

AST has no principal underwriter or distributor. AST sells its sells directly to insurance company separate accounts funds variable annuity and variable life insurance contracts.

Brokerage

The Portfolio paid the following commissions to affiliated broker dealers for the fiscal year ended December 31, 2008:

Brokerage Commissions Paid to Wachovia Securities and/or Prudential Equity: 2008

Portfolio	Commissions Paid to Wachovia Securities/Prudential Equity	% of Commissions Paid to Wachovia Securities/Prudential Equity	% of Dollar Amount of Transactions Involving Commissions Effected Through Wachovia Securities/Prudential Equity
AST Large-Cap Value Portfolio	None	N/A	N/A

Brokerage Commissions Paid to Other Affiliated Brokers: 2008

Portfolio	Commissions Paid to Other Affiliated Brokers	% of Commissions Paid to Other Affiliated Brokers	% of Dollar Amount of Transactions Involving Commissions Effected Through Other Affiliated Brokers
AST Large-Cap Value Portfolio	None	N/A	N/A

 Information about Portfolio's Other Subadvisers and Subadvisory Agreements

In addition to Eaton Vance, Hotchkis & Wiley and Dreman currently serve as subadvisers for the Portfolio. JP Morgan served as a subadviser to the Portfolio from November 29, 2005 to December 12, 2008. The subadvisory agreements for Hotchkis & Wiley, Dreman, and JP Morgan were last approved by the Trustees, including a majority of the Trustees who were not parties to the agreement and were not interested persons of those parties, as defined in the 1940 Act, on June 4-5, 2008. The contractual subadvisory fee arrangements for Hotchkis & Wiley, Dreman, JP Morgan, and Eaton Vance and the aggregate subadvisory fees paid to each subadviser for the fiscal year ended December 31, 2008 are set forth below.

Portfolio Subadviser	Current Subadvisory Fee Rate ( as a percentage of average daily net assets)	Aggregate Subadvisory Fees for Fiscal Year Ended December 31, 2008
Hotchkis & Wiley	0.30% of average daily net assets	$1,165,502
Dreman	0.30% of average daily net assets to $250 million; 0.25% of average daily net assets from $250 million to $500 million; 0.20% of average daily net assets over $500 million	$1,792,384
JP Morgan*	0.30% of average daily net assets to $300 million; 0.25% of average daily net assets over $300 million**	$2,422,109*
Eaton Vance***

0.25% of average daily net assets up to $250 million;
0.24% of average daily net assets from $250 million to $500 million;
0.23% of average daily net assets from $500 million to $1 billion; and
0.22% of average daily net assets over $1 billion****

		$66,184***

 ____

* JP Morgan served as a subadviser for the Portfolio from January 1, 2008 to December 12, 2008 during the fiscal year ended December 31, 2008.

** The assets managed by JP Morgan in the Large-Cap Value Portfolio will be aggregated with the assets managed by JP Morgan in: (i) the Large Capitalization Value Portfolio of The Target Portfolio Trust; (ii) the Target Conservative Allocation Fund of Target Asset Allocation Funds; (iii) the Target Moderate Allocation Fund of Target Asset Allocation Funds; (iv) the Target Growth Allocation Fund of Target Asset Allocation Funds; and (v) and any other portfolio subadvised by JP Morgan on behalf of ASTI and/or PI pursuant to substantially the same investment strategy.

*** Eaton Vance served as a subadviser for the Portfolio from December 13, 2008 to December 31, 2008 during the fiscal year ended December 31, 2008.

**** For purposes of calculating the subadvisory fee payable to Eaton Vance with respect to the Portfolio, the assets of the Portfolio managed by Eaton Vance will be aggregated with the assets in all portfolios managed by Eaton Vance that are managed by ASTI and/or PI and that have substantially the same investment strategy (i.e., domestic large cap value).

Shareholder Proposals

As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust's Second Amended and Restated Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Deborah A. Docs

Secretary

Dated: March 13, 2009

(This Page Intentionally Left Blank)

Exhibit A

ADVANCED SERIES TRUST

AST Large-Cap Value Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 13th day of December, 2008 between Prudential Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (AST) a Maryland corporation (together, the Co-Managers) and Eaton Vance Management (the Subadviser or Eaton Vance), a Massachusetts business trust.

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2008, with Advanced Series Trust, a Massachusetts Trust (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Fund; and

WHEREAS, the Co-Managers desire to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portions of the Fund’s portfolio as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Fund (the Board), the Subadviser shall provide investment management services to such portions of the Fund’s portfolio as the Co-Managers shall direct, including the purchase, retention and disposition of securities therein, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide investment advisory services for such portions of the Fund’s portfolio as the Co-Managers shall direct, and the Subadviser shall have discretion without prior consultation with the Co-Managers to determine, from time to time, what investments and securities will be purchased, retained or sold by the Fund, and what portions of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall, act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund including any amendments to those procedures (Board Procedures) provided to it by the Co-Managers (the Fund Documents), comply with the instructions and directions of the Co-Managers and of the Board, and co-operate with the Co-Managers’ (or their designees’) personnel responsible for monitoring the Fund’s compliance. The Subadviser shall also comply at all times with the applicable sections of the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Co-Managers shall provide Subadviser, in a timely fashion, with copies of any updated Fund Documents, including a list of Fund affiliates.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portions of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including, but not limited to, any broker or dealer affiliated with the Co-Managers or the Subadviser) in accordance with the Fund’s policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment advisory services, it is recognized that the Subadviser shall give primary consideration to securing best execution (which may not involve the most favorable commission). Within the framework of this policy, the Subadviser may consider the receipt of services that affect securities transactions and incidental functions, such as clearance and settlement functions, and advice as to the value of securities, the advisability of investing in securities, the availability of securities or purchasers or sellers of securities and analyses and reports concerning issues, industries, securities, economic factors, trends, portfolio strategy, and the performance of accounts, the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. In pursuing best execution, the Co-Managers (or the Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. Pursuant to the rules promulgated under Section 326 of the USA PATRIOT ACT, broker-dealers are required to obtain, verify and record information that identities each person who opens an account with them. In accordance therewith, broker-dealers whom the Subadviser selects to execute transactions in the Fund’s account may seek identifying information about the Trust and/or the Fund.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Co-Managers hereby agree and consent that the Subadviser and its affiliates are authorized to execute cross agency transactions for the Fund, provided such transactions comply with applicable laws and regulations.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Co-Managers or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Co-Managers and the Board within a reasonable period of time after the Co-Managers or the Board makes such request. The Subadviser shall make reasonably available its employees and officers (or their designees) for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the portions of the Fund’s assets it manages. The Subadviser shall furnish the Co-Managers each day with mutually agreed upon information in a mutually agreed upon format concerning portfolio transactions, and such other reports in a form and frequency as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Co-Managers and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser’s responsibility to the Fund, the Co-Managers agree that the Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund. Further, the Co-Managers acknowledge that the Subadviser, or its agent, or employees, or any of the accounts the Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise.

(vii) The Subadviser and the Co-Managers understand and agree that if the Co-Managers manage the Fund in a “manager-of-managers” style, the Co-Managers shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of their evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process in accordance with Section 7 of this Agreement.

(viii) The Subadviser acknowledges that the Co-Managers and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(ix) The Subadviser shall provide annually to the Co-Managers a copy of Subadviser’s Form ADV as filed with the Securities and Exchange Commission (the Commission).

(b) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain copies of such records. The Fund’s books and records maintained by the Subadviser shall be made available, within a reasonable period of time following submission of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Co-Managers or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports may be made available to properly authorized government representatives consistent with state and federal law and/or regulations, provided that the Subadviser is given prior notice of such disclosure, unless such prior notice is prohibited by law or regulation. In the event of the termination of this Agreement, the Fund’s books and records maintained by the Subadviser shall be returned to the Fund or the Co-Managers upon the request of the Trust, provided that the Subadviser shall be permitted to keep copies of such records. The Subadviser agrees that, subject to the execution of a Confidentiality and Non-Disclosure Agreement by and between the Subadviser and the Co-Managers, the policies and procedures the Subadviser has established for managing the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Co-Managers or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(c) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures in compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Co-Managers and the Fund upon reasonable request, subject to the requirements of paragraph 1(b) hereof. The Subadviser shall use its best efforts to ensure that its employees comply in all material respects with the provisions of Section 16, as applicable, of the 1934 Act, and to cooperate reasonably with the Co-Managers for purposes of filing any required reports with respect to the Fund with the Commission or such other regulator having appropriate jurisdiction.

(d) The Subadviser shall furnish to the Co-Managers a mutually-agreed upon certification regarding records prepared in connection with maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Co-Managers may reasonably request.

(e) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio in accordance with the Subadviser’s procedures, subject to such reporting and other requirements as shall be established by the Co-Managers which may include use by the Co-Managers of a third-party vendor for proxy voting administration services . The Subadviser may utilize a third-party voting service and customized policies designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

(f) Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Co-Managers in valuing securities of the Fund as may be required from time to time, including the provision of information known to the Subadviser related to the securities being valued.

(g) The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadviser shall provide the Co-Managers with a mutually agreeable certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Fund’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Co-Managers if any information provided by Subadviser in the Prospectus is (or will become) inaccurate or incomplete.

(h) The Subadviser shall comply with Board Procedures provided to the Subadviser by the Co-Managers or the Fund. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(i) The Subadviser shall keep the Fund and the Co-Managers informed of developments relating to its duties as subadviser of which the Subadviser has knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Fund and the Co-Managers that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Co-Managers

(j) The Subadviser is not responsible for making any securities class action filings on behalf of the Fund.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portions of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portions of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3. The assets of the Fund shall be maintained in the custody of a custodian as designated within an agreement between the Fund and the custodian (the “Custodian”). Subadviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of Subadviser properly authorized to give such instruction.

4. For the services provided and the expenses assumed pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets of the portions of the Fund managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Fund that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers. If this Agreement becomes effective or terminates, or if the manner of determining the applicable fee changes, in the middle of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

5.(a) The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Fund may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Co-Managers’ willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

(b) The Co-Managers acknowledge and agree that the Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

(c) The Co-Managers expressly acknowledge that the Subadviser is a Massachusetts business trust formed under a declaration of trust and that all persons dealing with the Subadviser must look solely to the property of the Subadviser for satisfaction of claims of any nature against the Subadviser, as neither the trustees, officers, employees nor shareholders of the Subadviser assume any personal liability in connection with its business or for obligations entered into on its behalf.

6. Subject to the right of each, the Co-Managers and Subadviser, to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each the Co-Managers and Subadviser in respect thereof. In accordance with Regulation S-P, if non-public personal information regarding either party’s customers or consumers is disclosed to the other party in connection with the Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, all without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Co-Managers of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.

8. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and at One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST; (2) to the Fund: Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser: 255 State Street, Boston, MA 02109, Attention: Legal Department, with a copy to Sean Kellyat the same address.

9. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all Prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way (including the Subadviser’s name, derivatives thereof and any logo associated therewith), prior to use thereof and not to use such material if the Subadviser reasonably objects in writing within five business days (or such other time as may be mutually agreed) after confirming receipt thereof and prior to the distribution of such material. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment, confirmed email or hand delivery. The Co-Managers hereby approve the use of the Co-Managers’ or the Fund’s name(s) (and any derivatives thereof or any logos associated with those names) on a representative list of the Subadviser.

11. The Co-Managers hereby certify that there are policies and procedures reasonably designed to effect the Fund’s policies and procedures disclosed in its prospectus to detect and deter disruptive trading practices in the Fund, including “market timing,” and the Co-Managers agree that they will continue to enforce and abide by such policies and procedures, as amended from time to time.  The Subadviser agrees, upon reasonable request from the Co-Managers, reasonably to assist the Co-Managers to detect and deter disruptive trading practices in the Fund. The Co-Managers and Subadviser agree to fulfill their respective duties under this Agreement in accordance with applicable laws and regulations, both state and federal.

12. In performance of its duties and obligations under this Agreement, the Co-Managers shall use best efforts to not share sales data for the Fund with the Subadviser.

13. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

14. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

15. This Agreement shall be governed by the laws of the State of New York.

16. The Co-Managers acknowledge that the Subadviser has provided it with a copy of the Subadviser’s most recent Form ADV as filed with the Securities and Exchange Commission, for its benefit and the benefit of the Trust.

17. This Agreement in no way restricts the Subadviser’s right to perform investment management or other services for any person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Fund. The Fund and the Co-Managers understand that the Subadviser shall not have any obligation to purchase or sell any security for the Fund which it (as investment manager for other clients, or as principal) or its affiliates or employees may purchase or sell for its or their own account or for the account of any other clients, if it is the Subadviser’s opinion that such transaction or investment appears unsuitable or undesirable for the Fund.

18. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the

1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:	/s/: Robert F. Gunia
Name:	Robert F. Gunia
Title:	Executive Vice President

AST INVESTMENT SERVICES, INC.

By:	/s/: Timothy S. Cronin
Name:	Timothy S. Cronin
Title:	President

EATON VANCE MANAGEMENT

BY:	/s/: Maureen A. Gemma
Name:	Maureen A. Gemma
Title:	Vice President

Schedule A

AST LARGE-CAP VALUE PORTFOLIO

As compensation for services provided by Eaton Vance Management (Eaton Vance), Prudential Investments LLC and AST Investment Services, Inc. will pay Eaton Vance a fee equal, on an annualized basis, to the following:

Fund Name	Fee on Combined Average Daily Net Assets*
AST Large-Cap Value Portfolio	0.25% of combined assets up to $250 million; 0.24% of the next $250 million; 0.23% of the next $500 million; and 0.22% of combined assets over $1 billion.

* Combined assets are assets in all portfolios subadvised by Eaton Vance that are managed by Prudential Investments LLC, or by Prudential Investments LLC and AST Investment Services, Inc., that have substantially the same investment strategy (i.e., domestic large cap value). Such portfolios are the Large Capitalization Value Portfolio of The Target Portfolio Trust; Target Conservative Allocation Fund, Target Moderate Allocation Fund and Target Growth Allocation Fund, each a series of Target Asset Allocation Funds; and AST Large-Cap Value Portfolio, a series of Advanced Series Trust.

Dated as of December 13, 2008

Amendment No. 1 to Subadvisory Agreement

ADVANCED SERIES TRUST

AST Large-Cap Value Portfolio

Amendment No. 1 dated December 13, 2008, to the Subadvisory Agreement dated December 13, 2008 (the “Subadvisory Agreement”) between Prudential Investments LLC (“PI”) and AST Investment Services, Inc. (“AST” and with PI, the “Co-Managers”) and Eaton Vance Management (“Eaton Vance” or the “Subadviser”) pertaining to the above-named registered investment company and its portfolio(s) listed above and in Annex I hereto (each, the “Fund”).

WHEREAS, CO-MANAGERS and EATON VANCE have entered into the Subadvisory Agreement, and wish to set forth certain responsibilities of CO-MANAGERS and EATON VANCE in connection with the appointment by the CO-MANAGERS, acting as investment manager of the mutual funds identified in Annex I, of a transition broker/dealer (“transition manager”) selected and supervised by CO-MANAGERS in connection with the sale and purchase by the Fund of certain securities during the Fund’s transition period defined below.

NOW THEREFORE, CO-MANAGERS and EATON VANCE hereby agree as follows:

1.         EATON VANCE agrees to provide limited subadvisory services to the Fund during the transition period, which will begin when EATON VANCE provides a buy list (as defined below) to CO-MANAGERS or the transition manager, and will end after EATON VANCE has notified CO-MANAGERS that the transition manager has corrected any known discrepancies in the Certified List (as defined below) or that no known discrepancies exist in the Certified List. In particular, during the transition period:

a.         EATON VANCE, acting through its authorized persons identified in Annex II, will provide CO-MANAGERS or the transition manager with a buy list (“Buy Portfolio”) identified in Annex III that it would like the transition manager to implement during transition period. Prior to the transition period, CO-MANAGERS shall provide EATON VANCE with a current and complete list, including ticker symbols, of any securities that the Fund may not purchase (“Fund Restricted Securities”), which shall be set forth in Annex IV. EATON VANCE shall not include in the Buy Portfolio any Fund Restricted Securities. EATON VANCE shall not be responsible for excluding any Fund Restricted Securities that are not included on Annex IV.

b.        EATON VANCE will notify CO-MANAGERS or the transition manager of any changes EATON VANCE wishes to make to the Buy Portfolio during the transition period while the transition manager is executing the trades. The transition manager will seek to execute all trades on the Buy Portfolio during the transition period. Provided that CO-MANAGERS directs the Fund’s custodian to provide EATON VANCE with all necessary information regarding corporate actions and that the Fund’s custodian provides EATON VANCE with all such information in a timely manner, EATON VANCE shall be responsible for giving appropriate instructions to the custodian to address any discretionary corporate actions that affect securities in the Buy Portfolio during the transition period.

c.         As soon as practical after the transition manager has executed all trades on the Buy Portfolio, or if EATON VANCE and CO-MANAGERS otherwise agree that the transition period has ended, the Fund’s custodian will provide EATON VANCE with a list of securities held by the Fund and a list of securities not yet settled (“Transition Manager List”). EATON VANCE will reconcile the Transition Manager List with the Buy Portfolio, seek to promptly identify any discrepancies, and ask the transition manager to correct any known discrepancies. Once EATON VANCE has determined that the transition manager has corrected any known discrepancies in the Transition Manager List or that that no known discrepancies exist, EATON VANCE will notify CO-MANAGERS of this preliminary determination.

d.        The Fund’s custodian will provide EATON VANCE with a certified list of securities held by the Fund (“Certified List”) as soon as the transition trades are settled at the custodian. EATON VANCE will reconcile the Certified List with other information reasonably available to it, seek to promptly identify any discrepancies, and ask the transition manager to correct any known discrepancies. Once EATON VANCE has determined that the transition manager has corrected any known discrepancies in the Certified List or that that no known discrepancies exist, EATON VANCE will notify CO-MANAGERS of this final determination, ending the transition period. EATON VANCE will then assume full responsibility for management of the applicable portion of the Fund’s portfolio as Subadviser under the Subadvisory Agreement.

2.         a.           CO-MANAGERS agree to take full responsibility for all matters relating to the decision to retain a transition manager and for all actions by the transition manager. In particular, EATON VANCE shall have no obligation, under the 1940 Act, the Investment Advisers Act of 1940, or otherwise, to CO-MANAGERS or the Fund with respect to the selection of, and services provided by, the transition manager. CO-MANAGERS have instructed EATON VANCE to continue to manage the Fund during the transition period and to trade, if necessary, during the period between EATON VANCE’s receipt of the Transition Manager List and EATON VANCE’s receipt of the Certified List.

b.         In addition, CO-MANAGERS agree to indemnify and hold harmless EATON VANCE from and against any and all losses, claims, damages or liabilities (including reasonable attorneys’ fees) threatened to be or actually asserted against or incurred by the Fund, EATON VANCE, the CO-MANAGERS, the transition manager, or any other persons arising from or related to the following:

(i)         CO-MANAGERS’ selection of Citigroup Global Markets, Inc. as transition manager; or

(ii)        Services provided by the transition manager to the Fund during the transition period (including, but not limited to, any obligations of best execution); or

(iii)       Any incomplete or erroneous information provided by the transition manager to EATON VANCE; or

(iv)      Any discrepancies between the Buy Portfolio provided to CO-MANAGERS or the transition manager and the Transition Manager List, or between the Transition Manager List and the Certified List; or

(v)	Any trades executed by the transition manager that fail or that settle improperly; or

(vi)      EATON VANCE’S limited ability to manage the Fund during the transition period, and any delay in EATON VANCE’S ability to fully manage the Fund thereafter, such as a delay in the end of the transition period caused by any of the above factors during the transition period; or

(vii)      Any adverse impact on the investment performance of the Fund or other adverse impact on the Fund that results from any of the above factors during the transition period; or

(viii)	Any actions taken by EATON VANCE in reliance on the Transition Manager List.

3.	Except as amended hereby, all terms of the Subadvisory Agreement remain in full force and effect. The parties have signed this Amendment No. 1 below (which may be signed in counterparts).

PRUDENTIAL INVESTMENTS LLC, on its behalf and on behalf of each of the Funds listed on Annex I

By:	/s/: Robert F. Gunia
Name:	Robert F. Gunia
Title:	Executive Vice President

AST INVESTMENT SERVICES, INC., on its behalf and on behalf of each of the Funds listed on Annex I

By:	/s/: Timothy S. Cronin
Name:	Timothy S. Cronin
Title:	President

EATON VANCE MANAGEMENT

BY:	/s/: Maureen A. Gemma
Name:	Maureen A. Gemma
Title:	Vice President

ANNEX I

List of Fund(s) subject to the Transition

ADVANCED SERIES TRUST

AST Large-Cap Value Portfolio

ANNEX II

List of Subadviser’s Authorized Persons

[to be separately provided by Subadviser]

ANNEX III

Buy Portfolio

[to be separately provided by Subadviser]

ANNEX IV

FUND RESTRICTED SECURITIES

Prudential Financial, Inc. (Ticker: PRU )

(This Page Intentionally Left Blank)

Exhibit B

MANAGEMENT OF EATON VANCE MANAGEMENT

Eaton Vance Management (Eaton Vance)

Eaton Vance is one of the oldest financial services firms in the United States, with a history dating to 1924. Eaton Vance was created in 1979 by the merger of two Boston based investment management companies - Eaton Howard, Inc. (founded in 1924) and Vance Sanders Company, Inc. (founded in 1934). As such, Eaton Vance is the product of a union between two Boston-based money managers whose roots date to the founding days of the U.S. investment management industry. The principal address of Eaton Vance is 255 State Street, Boston, Massachusetts 02109 until March 22, 2009, and Two International Place, Boston, Massachusetts 02110 thereafter. As of December 31, 2008, Eaton Vance and its affiliates had approximately $124.9 billion in assets under management.

Eaton Vance is a business trust organized under the laws of The Commonwealth of Massachusetts. Eaton Vance, Inc. (“EV”) serves as trustee of Eaton Vance. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corporation (“EVC”), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Mr. Faust, Jeffrey P. Beale, Cynthia J. Clemson, Maureen A. Gemma, Lisa Jones, Brian D. Langstraat, Michael R. Mach, Robert B. MacIntosh, Frederick S. Marius, Thomas M. Metzold, Scott H. Page, Mr. Richardson, Walter A. Row, III, G. West Saltonstall, Judith A. Saryan, David M. Stein, Payson F. Swaffield, Mark S. Venezia, Michael W. Weilheimer, Robert J. Whelan and Matthew J. Witkos (all of whom are officers of Eaton Vance or it affiliates).

Name and Address[1]	Current Position with Eaton Vance Management[2]
Thomas E. Faust Jr.

Chief Executive Officer and President of Eaton Vance. Chief Executive Officer, President and Chairman of the Board of EVC. Served as Chief Investment Officer from November 2001 until October 31, 2007. Director and President of EV. Director of Eaton Vance Distributors, Inc. (“EVD”). Trustee of EVC Voting Trust. Trustee and/or officer of 173 registered investment companies and 4 private investment companies managed by Eaton Vance or its subsidiaries.

Paul O’Neil	Chief Compliance Officer and Vice President of Eaton Vance. Officer of 173 registered investment companies managed by EVM or its subsidiaries.
Frederick S. Marius	Chief Legal Officer, Vice President and Secretary of EVM. Chief Legal Officer, Vice President and Secretary of EVC, EV and EVD. Director of EV. Trustee of EVC Voting Trust.
Robert J. Whelan

Chief Financial Officer, Vice President and Treasurer of EVM. Chief Financial Officer, Vice President and Treasurer of EVC. Vice President, Treasurer and Director of EV. Vice President and Director of EVD. Vice President and Director of Finance of EVC and EVM from April 2007 to October 2007. Trustee of EVC Voting Trust. Prior to joining EVM, served as Chief Financial Officer of Boston Private Wealth Management Group from December 2004 to March 2007.

Duncan W. Richardson

Executive Vice President and Chief Equity Investment Officer of EVM. Executive Vice President, Chief Equity Investment Officer and Director of EVC. Trustee of EVC Voting Trust. Officer of 81 registered investment companies managed by EVM or its subsidiaries.

Jeffrey P. Beale	Vice President of EVM and EVC. Trustee of EVC Voting Trust.
Maureen A. Gemma	Vice President of EVM and Trustee of EVC Voting Trust. Officer of 173 registered investment companies managed by EVM or its subsidiaries.
Payson F. Swaffield

Vice President and Chief Income Investment Officer of EVM. Chief Income Investment Officer of EVC. Trustee of EVC Voting Trust. Officer of 4 registered investment companies managed by EVM or its subsidiaries.

Scott H. Page	Vice President of EVM and Trustee of EVC Voting Trust. Officer of 11 registered investment companies managed by EVM or its subsidiaries.
Walter A. Row, III	Vice President of EVM and Trustee of EVC Voting Trust. Officer of 23 registered investment companies managed by EVM or its subsidiaries.
Michael W. Weilheimer	Vice President of EVM and Trustee of EVC Voting Trust. Officer of 25 registered investment companies managed by EVM or its subsidiaries.
Cynthia J. Clemson	Vice President of EVM and Trustee of EVC Voting Trust. Officer of 91 registered investment companies managed by EVM or its subsidiaries.
Michael R. Mach	Vice President of EVM and Trustee of EVC Voting Trust. Officer of 24 registered investment companies managed by EVM or its subsidiaries.
Robert B. MacIntosh	Vice President of EVM and Trustee of EVC Voting Trust. Officer of 91 registered investment companies managed by EVM or its subsidiaries.
Judith A. Saryan	Vice President of EVM and Trustee of EVC Voting Trust. Officer of 53 registered investment companies managed by EVM or its subsidiaries.
Thomas M. Metzold	Vice President of EVM and Trustee of EVC Voting Trust. Officer of 45 registered investment companies managed by EVM or its subsidiaries.
G. West Saltonstall	Vice President of EVM and Trustee of EVC Voting Trust.
Lisa Jones	Vice President of EVM and Trustee of EVC Voting Trust
Brian D. Langstraat	Managing Director and Chief Executive Officer of parametric Portfolio Associates and Trustee of EVC Voting Trust
David M. Stein	Managing Director and Chief Investment Officer of parametric Portfolio Associates and Trustee of EVC Voting Trust. Officer of 31 registered investment companies managed by EVM or its subsidiaries.
Mark S. Venezia	Vice President of EVM and Trustee of EVC Voting Trust. Officer of 36 registered investment companies managed by EVM or its subsidiaries

Matthew J. Witkos

Chief Executive Officer, President and Director of EVD. Trustee of EVC Voting Trust. Prior to joining EVD, served as Executive Vice President of Global Distribution at IXIS Asset Managers Advisors Group.

1The principal address is 255 State Street Boston, Massachusetts 02109 until March 22, 2009, and Two International Place, Boston, Massachusetts 02110 thereafter.

2Includes both master and feeder funds in master-feeder structure.

Comparable Funds for which Eaton Vance Serves as Adviser and/or Subadviser

The following table lists certain information regarding comparable funds to which Eaton Vance provides investment advisory services, other than the Funds.

Fund	$ Assets (as of 12/31/08)	Adviser/Subadviser	Annual Fee Paid to Eaton Vance (as a percent of average daily net assets)
AST Large-Cap Value Portfolio[1,2]	$545,536,974	Subadviser	0.25% of combined assets up to $250 million; 0.24% of the next $250 million; 0.23% of the next $500 million; and 0.22% of combined assets over $1 billion.
Genworth Eaton Vance Large Cap Value Fund	$59,500,003	Subadviser	0.40% up to $350 million; 0.35% from $350 million to $1 billion; and 0.30% over $1 billion.
MGI U.S. Large Cap Value Equity Fund[2]	$181,792,909	Subadviser	0.40% on the first $100 million; 0.30% on the next $200 million; 0.28% on the next $200 million; and 0.25% on all assets thereafter.
Penn Series Large Core Value Fund	$112,829,065	Subadviser	0.35% on the first $150 million; 0.30% on the next $250 million; and 0.25% on assets in excess of $400 million.
Eaton Vance Large-Cap Value Portfolio	$10,397,407,031	Adviser	0.625% up to $2 billion; 0.600% from $2 billion up to $5 billion; 0.575% from $5 billion up to $10 billion and over 0.555% on assets of $10 billion and over.

Eaton Vance VT Large-Cap Value Fund	$14,585,309	Adviser	0.625% up to $2 billion; 0.600% from $2 billion up to $5 billion; 0.575% from $5 billion up to $10 billion and over 0.555% on assets of $10 billion and over.

1 For purposes of calculating the subadvisory fee payable to Eaton Vance with respect to the Portfolio, the assets of the Portfolio managed by Eaton Vance will be aggregated with the assets in all portfolios managed by Eaton Vance that are managed by ASTI and/or PI and that have substantially the same investment strategy (i.e., domestic large cap value).

2Multi-manager fund. Assets reflect only the Eaton Vance-managed portion.

Exhibit C

SHAREHOLDER INFORMATION

As of February 27, 2009, the Trustees and officers of each Fund, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of February 27, 2009, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Portfolio were as follows:

AST Large-Cap Value Portfolio

Name & Address of Beneficial Owner	Shares Owned (%)
Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry Street Newark, NJ 07102	34,196,605 / 24.03%
Skandia Annuity Attn: Separate Accounts 7th Floor 213 Washington Street Newark, NJ 07102	22,778,843 / 16.01%
The Prudential Series Fund SP Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry Street Newark, NJ 07102	19,439,656 / 13.66%
The Prudential Series Fund SP Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry Street Newark, NJ 07102	17,775,417 / 12.48%
Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry Street Newark, NJ 07102	11,894,050 /8.63%
Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry Street Newark, NJ 07102	7,752,147/5.45%

C-1